FENIMORE ASSET MANAGEMENT TRUST

FAM Value Fund

(Institutional Shares: FAMWX)

FAM Dividend Focus Fund

(Institutional Shares: TBD)

FAM Small Cap Fund

(Institutional Shares: FAMDX)

(the “Funds”)

Supplement dated September 10, 2024 to the

Statement of Additional Information (“SAI”)

for Institutional Shares of the Funds dated May 1, 2024

Effective August 15, 2024, Brian Lutes has resigned as an Assistant Treasurer of Fenimore Asset Management (the “Trust”), which consists of the following series: FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund.

The Board of Trustees of the Trust has appointed Ms. Angela A. Simmons as the new Assistant Treasurer of the Trust, effective August 15, 2024. Accordingly, effective August 15, 2024, the SAI is revised as follows:

The information with respect to Mr. Lutes as the Assistant Treasurer of the Trust in the Officers’ table on page 13 of the SAI is hereby deleted and replaced with the following:

Name, Address, and Year of Birth	Position(s) Held With Fund and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Angela A. Simmons 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 1975	Assistant Treasurer since August 2024	Vice President of Financial Administration, Ultimus Fund Solutions, LLC	N/A	N/A

Investors should retain this supplement for future reference.